                                            OPPENHEIMER SERIES FUND, INC.
                                       OPPENHEIMER DISCIPLINED ALLOCATION FUND
                                       ---------------------------------------
                                      Class A Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.      FACE OF CERTIFICATE (All text and other matter lies within
        -------------------
        8-1/4" x 10-3/4" decorative border, 5/16" wide)

        (upper left corner, box with heading: NUMBER [of shares]

        (upper right corner) [share certificate no.] XX-000000

        (upper right box with heading: CLASS A SHARES (below cert. no.)

         (centered below boxes) OPPENHEIMER DISCIPLINED ALLOCATION FUND, a series of Oppenheimer Series Fund, Inc.
                                ---------------------------------------

                                INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left) THIS IS TO CERTIFY THAT (at right)                                    SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP ____________
        (at left) is the owner of

         (centered) FULLY PAID AND NON-ASSESSABLE CLASS A SHARES OF CAPITAL STOCK WITH THE PAR VALUE OF $.001 EACH
                    -----------------------------------------------------------------------------------------------
                                     OF OPPENHEIMER DISCIPLINED ALLOCATION FUND
                                     ------------------------------------------
        (hereinafter  called the  "Corporation)",  transferable  only on the books of the  Corporation by the holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly  endorsed.
        This  certificate  and the shares  represented  hereby  are  issued and shall be held  subject to all of the provisions  of the Articles of  Incorporation  of the  Corporation  to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                     1-1/2" diameter facsimile seal with legend
                                    OPPENHEIMER SERIES FUND, INC.
                                                        SEAL
                                                        1981
                                                      MARYLAND

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     Denver (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when  used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A Shares of  beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 correspond with the name(s) as written upon the face of the
of above paragraph                  certificate in every particular without alteration or enlargement or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

The  Corporation  will  furnish  to any  stockholder,  on  request  and  without  charge,  a full  statement  of the designations  and any  preferences,  conversion  and other rights,  voting powers,  restrictions,  limitations as to dividends,  qualifications  and terms and conditions of redemption of the stock of each class which the  Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

N1a\Series\OrgDocs\205_Certificate-A(Feb02).doc

                                            OPPENHEIMER SERIES FUND, INC.
                                       OPPENHEIMER DISCIPLINED ALLOCATION FUND
                                       ---------------------------------------
                                      Class B Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.      FACE OF CERTIFICATE (All text and other matter lies within
        -------------------
        8-1/4" x 10-3/4" decorative border, 5/16" wide)

        (upper left corner, box with heading: NUMBER [of shares]

        (upper right corner) [share certificate no.] XX-000000

        (upper right box with heading: CLASS B SHARES (below cert. no.)

         (centered below boxes) OPPENHEIMER DISCIPLINED ALLOCATION FUND, a series of Oppenheimer Series Fund, Inc.
                                ---------------------------------------

                                INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left) THIS IS TO CERTIFY THAT (at right)                                    SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP ____________
        (at left) is the owner of

         (centered) FULLY PAID AND NON-ASSESSABLE CLASS B SHARES OF CAPITAL STOCK WITH THE PAR VALUE OF $.001 EACH
                    -----------------------------------------------------------------------------------------------
                                     OF OPPENHEIMER DISCIPLINED ALLOCATION FUND
                                     ------------------------------------------
        (hereinafter  called the  "Corporation)",  transferable  only on the books of the  Corporation by the holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly  endorsed.
        This  certificate  and the shares  represented  hereby  are  issued and shall be held  subject to all of the provisions  of the Articles of  Incorporation  of the  Corporation  to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                     1-1/2" diameter facsimile seal with legend
                                    OPPENHEIMER SERIES FUND, INC.
                                                        SEAL
                                                        1981
                                                      MARYLAND

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     Denver (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when  used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  B Shares of  beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 correspond with the name(s) as written upon the face of the
of above paragraph                  certificate in every particular without alteration or enlargement or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

The  Corporation  will  furnish  to any  stockholder,  on  request  and  without  charge,  a full  statement  of the designations  and any  preferences,  conversion  and other rights,  voting powers,  restrictions,  limitations as to dividends,  qualifications  and terms and conditions of redemption of the stock of each class which the  Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

N1a\Series\OrgDocs\205_Certificate-B(Feb02).doc

                                            OPPENHEIMER SERIES FUND, INC.
                                       OPPENHEIMER DISCIPLINED ALLOCATION FUND
                                       ---------------------------------------
                                      Class C Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.      FACE OF CERTIFICATE (All text and other matter lies within
        -------------------
        8-1/4" x 10-3/4" decorative border, 5/16" wide)

        (upper left corner, box with heading: NUMBER [of shares]

        (upper right corner) [share certificate no.] XX-000000

        (upper right box with heading: CLASS C SHARES (below cert. no.)

         (centered below boxes) OPPENHEIMER DISCIPLINED ALLOCATION FUND, a series of Oppenheimer Series Fund, Inc.
                                ---------------------------------------

                                INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left) THIS IS TO CERTIFY THAT (at right)                                    SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP ____________
        (at left) is the owner of

         (centered) FULLY PAID AND NON-ASSESSABLE CLASS C SHARES OF CAPITAL STOCK WITH THE PAR VALUE OF $.001 EACH
                    -----------------------------------------------------------------------------------------------
                                     OF OPPENHEIMER DISCIPLINED ALLOCATION FUND
                                     ------------------------------------------
        (hereinafter  called the  "Corporation)",  transferable  only on the books of the  Corporation by the holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly  endorsed.
        This  certificate  and the shares  represented  hereby  are  issued and shall be held  subject to all of the provisions  of the Articles of  Incorporation  of the  Corporation  to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                     1-1/2" diameter facsimile seal with legend
                                    OPPENHEIMER SERIES FUND, INC.
                                                        SEAL
                                                        1981
                                                      MARYLAND

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     Denver (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when  used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of  beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 correspond with the name(s) as written upon the face of the
of above paragraph                  certificate in every particular without alteration or enlargement or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

The  Corporation  will  furnish  to any  stockholder,  on  request  and  without  charge,  a full  statement  of the designations  and any  preferences,  conversion  and other rights,  voting powers,  restrictions,  limitations as to dividends,  qualifications  and terms and conditions of redemption of the stock of each class which the  Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

N1a\Series\OrgDocs\205_Certificate-C(Feb02).doc

                                            OPPENHEIMER SERIES FUND, INC.
                                       OPPENHEIMER DISCIPLINED ALLOCATION FUND
                                       ---------------------------------------
                                      Class N Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.      FACE OF CERTIFICATE (All text and other matter lies within
        -------------------
        8-1/4" x 10-3/4" decorative border, 5/16" wide)

        (upper left corner, box with heading: NUMBER [of shares]

        (upper right corner) [share certificate no.] XX-000000

        (upper right box with heading: CLASS N SHARES (below cert. no.)

         (centered below boxes) OPPENHEIMER DISCIPLINED ALLOCATION FUND, a series of Oppenheimer Series Fund, Inc.
                                ---------------------------------------

                                INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left) THIS IS TO CERTIFY THAT (at right)                                    SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP ____________
        (at left) is the owner of

         (centered) FULLY PAID AND NON-ASSESSABLE CLASS N SHARES OF CAPITAL STOCK WITH THE PAR VALUE OF $.001 EACH
                    -----------------------------------------------------------------------------------------------
                                     OF OPPENHEIMER DISCIPLINED ALLOCATION FUND
                                     ------------------------------------------
        (hereinafter  called the  "Corporation)",  transferable  only on the books of the  Corporation by the holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly  endorsed.
        This  certificate  and the shares  represented  hereby  are  issued and shall be held  subject to all of the provisions  of the Articles of  Incorporation  of the  Corporation  to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                     1-1/2" diameter facsimile seal with legend
                                    OPPENHEIMER SERIES FUND, INC.
                                                        SEAL
                                                        1981
                                                      MARYLAND

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     Denver (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when  used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of  beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 correspond with the name(s) as written upon the face of the
of above paragraph                  certificate in every particular without alteration or enlargement or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

The  Corporation  will  furnish  to any  stockholder,  on  request  and  without  charge,  a full  statement  of the designations  and any  preferences,  conversion  and other rights,  voting powers,  restrictions,  limitations as to dividends,  qualifications  and terms and conditions of redemption of the stock of each class which the  Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

N1a\Series\OrgDocs\205_Certificate-N(Feb02).doc

                                            OPPENHEIMER SERIES FUND, INC.
                                               OPPENHEIMER VALUE FUND
                                               ----------------------
                                      Class A Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.      FACE OF CERTIFICATE (All text and other matter lies within
        -------------------
        8-1/4" x 10-3/4" decorative border, 5/16" wide)

        (upper left corner, box with heading: NUMBER [of shares]

        (upper right corner) [share certificate no.] XX-000000

        (upper right box with heading: CLASS A SHARES (below cert. no.)

        (centered below boxes)  OPPENHEIMER VALUE FUND, a series of Oppenheimer Series Fund, Inc.
                                ----------------------

                                INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left) THIS IS TO CERTIFY THAT (at right)                                    SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP ___________
        (at left) is the owner of

         (centered) FULLY PAID AND NON-ASSESSABLE CLASS A SHARES OF CAPITAL STOCK WITH THE PAR VALUE OF $.001 EACH
                    -----------------------------------------------------------------------------------------------
                                             OF OPPENHEIMER VALUE FUND
                                             -------------------------
        (hereinafter  called the  "Corporation)",  transferable  only on the books of the  Corporation by the holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly  endorsed.
        This  certificate  and the shares  represented  hereby  are  issued and shall be held  subject to all of the provisions  of the Articles of  Incorporation  of the  Corporation  to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                     1-1/2" diameter facsimile seal with legend
                                    OPPENHEIMER SERIES FUND, INC.
                                                        SEAL
                                                        1981
                                                      MARYLAND

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     Denver (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when  used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A Shares of  beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 correspond with the name(s) as written upon the face of the
of above paragraph                  certificate in every particular without alteration or enlargement or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

The  Corporation  will  furnish  to any  stockholder,  on  request  and  without  charge,  a full  statement  of the designations  and any  preferences,  conversion  and other rights,  voting powers,  restrictions,  limitations as to dividends,  qualifications  and terms and conditions of redemption of the stock of each class which the  Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

N1a\Series\Orgdocs\375_Certificate-A(Feb02).doc

                                            OPPENHEIMER SERIES FUND, INC.
                                               OPPENHEIMER VALUE FUND
                                               ----------------------
                                      Class B Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.      FACE OF CERTIFICATE (All text and other matter lies within
        -------------------
        8-1/4" x 10-3/4" decorative border, 5/16" wide)

        (upper left corner, box with heading: NUMBER [of shares]

        (upper right corner) [share certificate no.] XX-000000

        (upper right box with heading: CLASS B SHARES (below cert. no.)

        (centered below boxes)  OPPENHEIMER VALUE FUND, a series of Oppenheimer Series Fund, Inc.
                                ----------------------

                                INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left) THIS IS TO CERTIFY THAT (at right)                                    SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP ___________
        (at left) is the owner of

         (centered) FULLY PAID AND NON-ASSESSABLE CLASS B SHARES OF CAPITAL STOCK WITH THE PAR VALUE OF $.001 EACH
                    -----------------------------------------------------------------------------------------------
                                             OF OPPENHEIMER VALUE FUND
                                             -------------------------
        (hereinafter  called the  "Corporation)",  transferable  only on the books of the  Corporation by the holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly  endorsed.
        This  certificate  and the shares  represented  hereby  are  issued and shall be held  subject to all of the provisions  of the Articles of  Incorporation  of the  Corporation  to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                     1-1/2" diameter facsimile seal with legend
                                    OPPENHEIMER SERIES FUND, INC.
                                                        SEAL
                                                        1981
                                                      MARYLAND

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     Denver (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when  used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  B Shares of  beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 correspond with the name(s) as written upon the face of the
of above paragraph                  certificate in every particular without alteration or enlargement or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

The  Corporation  will  furnish  to any  stockholder,  on  request  and  without  charge,  a full  statement  of the designations  and any  preferences,  conversion  and other rights,  voting powers,  restrictions,  limitations as to dividends,  qualifications  and terms and conditions of redemption of the stock of each class which the  Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

N1a\Series\Orgdocs\375_Certificate-B(Feb02).doc

                                            OPPENHEIMER SERIES FUND, INC.
                                               OPPENHEIMER VALUE FUND
                                               ----------------------
                                      Class C Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.      FACE OF CERTIFICATE (All text and other matter lies within
        -------------------
        8-1/4" x 10-3/4" decorative border, 5/16" wide)

        (upper left corner, box with heading: NUMBER [of shares]

        (upper right corner) [share certificate no.] XX-000000

        (upper right box with heading: CLASS C SHARES (below cert. no.)

        (centered below boxes)  OPPENHEIMER VALUE FUND, a series of Oppenheimer Series Fund, Inc.
                                ----------------------

                                INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left) THIS IS TO CERTIFY THAT (at right)                                    SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP ___________
        (at left) is the owner of

         (centered) FULLY PAID AND NON-ASSESSABLE CLASS C SHARES OF CAPITAL STOCK WITH THE PAR VALUE OF $.001 EACH
                    -----------------------------------------------------------------------------------------------
                                             OF OPPENHEIMER VALUE FUND
                                             -------------------------
        (hereinafter  called the  "Corporation)",  transferable  only on the books of the  Corporation by the holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly  endorsed.
        This  certificate  and the shares  represented  hereby  are  issued and shall be held  subject to all of the provisions  of the Articles of  Incorporation  of the  Corporation  to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                     1-1/2" diameter facsimile seal with legend
                                    OPPENHEIMER SERIES FUND, INC.
                                                        SEAL
                                                        1981
                                                      MARYLAND

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     Denver (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when  used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of  beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 correspond with the name(s) as written upon the face of the
of above paragraph                  certificate in every particular without alteration or enlargement or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

The  Corporation  will  furnish  to any  stockholder,  on  request  and  without  charge,  a full  statement  of the designations  and any  preferences,  conversion  and other rights,  voting powers,  restrictions,  limitations as to dividends,  qualifications  and terms and conditions of redemption of the stock of each class which the  Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

N1a\Series\Orgdocs\375_Certificate-C(Feb02).doc

                                            OPPENHEIMER SERIES FUND, INC.
                                               OPPENHEIMER VALUE FUND
                                               ----------------------
                                      Class N Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.      FACE OF CERTIFICATE (All text and other matter lies within
        -------------------
        8-1/4" x 10-3/4" decorative border, 5/16" wide)

        (upper left corner, box with heading: NUMBER [of shares]

        (upper right corner) [share certificate no.] XX-000000

        (upper right box with heading: CLASS N SHARES (below cert. no.)

        (centered below boxes)  OPPENHEIMER VALUE FUND, a series of Oppenheimer Series Fund, Inc.
                                ----------------------

                                INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left) THIS IS TO CERTIFY THAT (at right)                                    SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP ___________
        (at left) is the owner of

         (centered) FULLY PAID AND NON-ASSESSABLE CLASS N SHARES OF CAPITAL STOCK WITH THE PAR VALUE OF $.001 EACH
                    -----------------------------------------------------------------------------------------------
                                             OF OPPENHEIMER VALUE FUND
                                             -------------------------
        (hereinafter  called the  "Corporation)",  transferable  only on the books of the  Corporation by the holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly  endorsed.
        This  certificate  and the shares  represented  hereby  are  issued and shall be held  subject to all of the provisions  of the Articles of  Incorporation  of the  Corporation  to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                     1-1/2" diameter facsimile seal with legend
                                    OPPENHEIMER SERIES FUND, INC.
                                                        SEAL
                                                        1981
                                                      MARYLAND

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     Denver (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when  used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of  beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 correspond with the name(s) as written upon the face of the
of above paragraph                  certificate in every particular without alteration or enlargement or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

The  Corporation  will  furnish  to any  stockholder,  on  request  and  without  charge,  a full  statement  of the designations  and any  preferences,  conversion  and other rights,  voting powers,  restrictions,  limitations as to dividends,  qualifications  and terms and conditions of redemption of the stock of each class which the  Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

N1a\Series\Orgdocs\375_Certificate-N(Feb02).doc

                                            OPPENHEIMER SERIES FUND, INC.
                                               OPPENHEIMER VALUE FUND
                                               ----------------------
                                      Class Y Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.      FACE OF CERTIFICATE (All text and other matter lies within
        -------------------
        8-1/4" x 10-3/4" decorative border, 5/16" wide)

        (upper left corner, box with heading: NUMBER [of shares]

        (upper right corner) [share certificate no.] XX-000000

        (upper right box with heading: CLASS Y SHARES (below cert. no.)

        (centered below boxes)  OPPENHEIMER VALUE FUND, a series of Oppenheimer Series Fund, Inc.
                                ----------------------

                                INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left) THIS IS TO CERTIFY THAT (at right)                                    SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP ___________
        (at left) is the owner of

         (centered) FULLY PAID AND NON-ASSESSABLE CLASS Y SHARES OF CAPITAL STOCK WITH THE PAR VALUE OF $.001 EACH
                    -----------------------------------------------------------------------------------------------
                                             OF OPPENHEIMER VALUE FUND
                                             -------------------------
        (hereinafter  called the  "Corporation)",  transferable  only on the books of the  Corporation by the holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly  endorsed.
        This  certificate  and the shares  represented  hereby  are  issued and shall be held  subject to all of the provisions  of the Articles of  Incorporation  of the  Corporation  to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                     1-1/2" diameter facsimile seal with legend
                                    OPPENHEIMER SERIES FUND, INC.
                                                        SEAL
                                                        1981
                                                      MARYLAND

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     Denver (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when  used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of  beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 correspond with the name(s) as written upon the face of the
of above paragraph                  certificate in every particular without alteration or enlargement or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

The  Corporation  will  furnish  to any  stockholder,  on  request  and  without  charge,  a full  statement  of the designations  and any  preferences,  conversion  and other rights,  voting powers,  restrictions,  limitations as to dividends,  qualifications  and terms and conditions of redemption of the stock of each class which the  Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

N1a\Series\Orgdocs\375_Certificate-Y(Feb02).doc